Opportunities for Growth:
Distribution Operations
Eric Martinez
Executive Vice President, Utility Operations
2007 Analyst Conference
March 22, 2007
New York

Distribution Operations

1.
Continuous Operational Improvement
2.
Grow The Top Line/Customer Count
3.
Technology Platform
4.
People
5.
Achieve Earnings Target
2007 Utility Goals

Reducing O&M per customer to pre-acquisition levels
Continually increasing EBIT per customer
* Source: AGL Resources 2006 Form 10-K
Making Acquisitions Accretive

Opportunities From Acquisitions Still Exist

Improvements have increased available working minutes by ~60 minutes per day
Minutes In The Day
Improvements in Operations
•
People
•
High-grading new hires
•
Redesigning field group on skill level
•
Process
•
Fleet Redesign
•
Drip Feeding
•
Kitting
•
Drive Camera
•
Depots
•
Technology
•
Mobility
•
Drip Feeding
•
Automated Time Sheets
•
Employee Scorecard

Business Process Outsourcing (BPO)
•
Started effort in summer 2005
•
India
•
Outsourcing - GiS, credit, IT, call center, accounts payable and other administrative functions
•
Currently 240 FTEs in India working for AGL
•
Call center complete in March 2007
•
China
•
Global osourcing expected to save $1 million in material costs in 2007
•
Leverage more in the consulting model versus BPO and technology

Customer Segmentation Framework
E-mail contact /messaging Field Collections
Budget billing starting in winters
Budget billing starting in summers
Accelerated handoff to agencies
Priority disconnects
Low
Medium
High
Adequate deposit coverage
Credit Risk (probability of default)
Combating Customer Attrition Through Defaults

Investment
(in millions)
$25 in 2005
$43 in 2006
•
Customer Management Application (CMA)
•
Mobility
•
PeopleSoft upgrades
•
Work Management Information System (WMIS)
•
2007 capital is being spent to improve the existing technology foundations we've established
•
Foundation in place for ongoing process improvement
Technology Platform

February 2007 daily throughput per HDD at ETG and VNG increased from prior year
Use Per Heating Degree Day

Georgia decertification 2006                                                                  311
Tennessee decertification 2007                                                               21
Remaining employees covered under CBA                                          385
Other employees not under CBA                                                            635
TOTAL OPERATING EMPLOYEES                                                   1,352
Contract expiration at FCG – March 2008 (UWUA)

Contract expiration at ETG - November 2009

Contract expiration at VNG - May 2010
Employee – Labor Opportunity

•
Part of the VNG rate case decision
•
24th transmission pipeline connecting the two VNG systems together
•
Diversify supply
•
21-mile pipe and $50-60 million capital investment
•
Scheduled completion date 2009
Hampton Roads Crossing

Marketing and communications activities are guided by three major principles:
•
The need to retain customers: It is easier (and cheaper) to keep a customer than win one back or gain a new one.  High-risk customers can be targeted efficiently with measurable results.
•
The need to acquire new customers: Continue our strategic direction for sustainable organic, profitable growth by continuing the long-standing relationships with builders and developers while adding a new focus on neglected opportunities of key value such as infill/conversion and vertical mains
•
The need to build and maintain preference:  Customers who believe in the benefits of natural gas are less likely to replace natural gas with another energy choice when prices rise or presented with alternatives.
Sales and Marketing Goals

Our new meter growth provides ~$18 million of annualized margin.

However, we have historically lost about
two-thirds of this additional margin from customer attrition.
Vibrant Business Growth

•
“Stop the bleeding” design
•
Aggressive consumer rebates
Aug-Dec 2006
•
7,600 rebates redeemed (8,400 through Jan 2007)
•
Additional 5,400 retained customers
•
$1.1M saved margin
Retention Program 2006
Atlanta Gas Light – Rebates and Messaging

NJ Clean Energy Program
•
Free furnace or $500 boiler rebate
•
2,230 Conversion Customers
•
1,330 added heat
•
900 new meters
•
440 rebates redeemed
•
Nearly $1 million of additional annualized margin
•
29% improvement
ETG Conversion Goals

Hurricane Message
•
40K direct mail
•
2.5% response rate
•
990 additional new meters
•
70+% multiple burner-tips
•
43% increase year-over-year
•
$200K additional annualized margin
FCG Generator Program

VNG Infill/Conversion Pilot
•
25K postcards mailed to a target of potential customers within 100 feet of our main
•
750 rebates redeemed on individual appliances
•
670 resulted in new meters additions
•
2.7% response rate
•
$220K additional annualized margin

•
Historically shut-out of this market:
•
Strong electric incentives
•
Increased initial cost
•
Structural issues with installation
•
Opportunity:
•
Increasing population growth
•
Migration back to the city
•
Price point demands amenities
•
New technologies
•
Market differentiation
•
Other potential projects in process representing 1,700+ units
•
Contract signed with Tivoli Properties in October 2006
The Vertical Main Opportunity

Mandatory programs: pipeline replacement; MGP cleanup; Hampton Roads Crossing	$72
New business and strategic extensions	69 69
System renewals and support	59
Technology investments	20
Fleet and Facility Replacements	7
TOTAL	$227
Total Utility Depreciation – $116MM
 Non-Earning Capital – $114MM
$ in millions
Our 2007 Capital Expenditure Plan

Return to Normal
Our EBIT Growth Plan

Questions?